Mixed C4
TPC Group
Butadiene
Butene-1
Isobutylenes
Raffinates

A Valuable, Unique & Stable Bridge
from Mixed C4 to Purity Products
Charles Shaver
President and Chief Executive Officer
Ruth Dreessen
Executive Vice President and Chief Financial Officer
BB&T Capital Markets Commercial & Industrial Conference
Investor Presentation
March 24, 2010
A Service-Based Intermediary
with Strong Infrastructure
& Logistics Network
Exhibit 99.1

Forward-Looking Statements & Non-GAAP Financial Measures
This presentation may contain forward-looking statements, including, in particular, statements about the plans, strategies and prospects of TPC Group Inc. (“the Company” or “TPC”). These forward-looking statements are based on the
Company’s current assumptions, expectations and projections about future events.
Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that synergies or other benefits anticipated in the forward-looking statements will be achieved. Important factors, some of which may be beyond the
Company’s control, that could cause results to differ materially from management’s expectations are set forth in Amendment
No. 1 to the company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission.
Estimated projected financial information for the twelve months ended March 31, 2010 is based on the current belief of TPC based on currently available information as to the outcome and timing of future events and assumptions that
TPC believes are reasonable.  The assumptions underlying the estimated projected financial information are inherently uncertain and are subject to significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those TPC anticipates.  If the assumptions are not realized, the actual financial results could be substantially different than that currently expected.  When reading this information, you should keep in mind the risk factors and other cautionary statements included in TPC’s filings with the SEC, including its registration statement on
Form 10 filed on January 8, 2010.  TPC does not undertake any obligation to release publicly the results of any future revisions TPC may make to the projections or to update the projections to reflect events or circumstances after the date of this presentation. Therefore, you are cautioned not to place undue reliance on this information.
This presentation may also contain non-GAAP financial measures. For a presentation of the most directly comparable GAAP measures and a reconciliation of the two as well as additional detail regarding selected items impacting comparability, please refer to Appendix.
2 BB&T Capital Markets Commercial & Industrial Conference – March 24, 2010

Investment Highlights
BB&T Capital Markets Commercial & Industrial Conference – March 24, 2010 3
Large
Valuation Gap
Attractive
Market Position in
Consolidated Industry
Substantial
and Strategic
Asset Value
Significant and
Stable Free
Cash Flow
Differentiated
Business Model
Positioned for
Margin Expansion
and Growth

Mixed C4
Propylene
Ethylene
Mixed C4
Propylene
Ethylene
"HEAVY"
"LIGHT"
Stream Crackers
TPC Pipeline
TPC Barge
TPC Rail
TPC Assets
Storage
Storage
45% Butadiene
10% Butene-1
10% Isobutylene
35% Raffinate
Synthetic Rubber
Plastics
Lube/Fuel Additives
Gasoline

Suppliers rely on TPC for taking their Mixed C4, which they don't purify and don't store

Important to both Customer and Suppliers

Customers rely on TPC for securing their raw material supply, which they can't make and can't significantly import

Differentiated Business Model
TPC Group: a C4 processor, logistics provider & marketer
• C4: four carbon hydrocarbon by-products of ethylene production
• Ethylene produced by cracking “heavy” (oil) or “light” (natural gas)
– Cracking “heavy” produces significantly more C4 than cracking “light”
– “Heavy” crackers: integrated with their own C4 processing
– “Light” crackers: non-integrated and therefore outsource to TPC
• Long-standing, service-based contracts mitigate exposure to commodity prices
– TPC receives processing fees from its suppliers
– TPC receives service fees from its customers
• Key drivers of profitability are unit margins, volume & production efficiency
BB&T Capital Markets Commercial & Industrial Conference – March 24, 2010 4

TPC Group

Port Neches Operations
Lake Charles Terminal
TPC Group & Industry Pipelines
Corporate
Houston Operations
Baytown Operations
Houston
Beaumont
Port Arthur
Orange
Texas City
Pearland
Sugar Land
Missouri City
League City
Katy
Spring
Humble
Atascocita
Pasadena
Deer Park

Houston Operations

- 2.4 B lbs/yr Mixed C4 Processing
- 240 M lbs/yr PIB
- 257 Acres
- Extensive pipeline network
- Substantial on- and off-site storage facilities
- Steam & electrical co-generation (35 MW)
- Exclusive docks on ship channel
- Large rail rack & railcar storage yard

Baytown Operations

- 85 M lbs/yr Nonene
- 50 M lbs/yr Tetramer
- 165 Acres
- NA's largest stand-alone Nonene plant
- Extensive rail rack & railcar storage yard
- Terminalling services for other companies

Port Neches Operations

- 1.8 B lbs/yr Mixed C4 Processing
- 154 Acres
- Extensive pipeline network
- Substantial storage facilities
- World-class dock facilities
- Extensive rail rack & railcar storage yard

Substantial & Strategic Asset Value BB&T Capital Markets Commercial & Industrial Conference – March 24, 2010 5

Volume
2.9 Billion lbs.
(FY 2009)

21%
Performance Products
79%
C4 Processing

Gross Profit
$183 Million
(FY 2009)

34%
Performance Products
66%
C4 Processing

C4 Processing

Butadiene

Butene-1

Raffinates

Performance Products

Polyisobutylene

Isobutylene

Propylene Derivatives

Business Segments – C4 Processing & Performance Products BB&T Capital Markets Commercial & Industrial Conference – March 24, 2010 6

TPC Group

Description

	FY 07	FY 08	FY 09	LTM 3/10E
Volume (MMlbs)	2,905	2,832	2,295	2,487
Gross Profit ($ MM)	$170	$177	$121	$168
Gross Profit (¢ lb)	5.9	6.2	5.3	6.8

Market Position

Integrated C4 Processing
“Heavy” Ethylene Producers
“Light” Ethylene Producers
TPC Group

C4 Processing – Logistics, Credibility, Competency
BB&T Capital Markets Commercial & Industrial Conference – March 24, 2010 7
• Products: Butadiene, Butene-1, Raffinates
• Suppliers: Dow, Formosa, Nova, CP Chem,
Others (15 different ethylene plants)
• Customers: Goodyear, Firestone, Lanxess,
Invista, Dow, Motiva, Valero, Others
• Market leader with 35% of overall North American C4 processing capacity
• Approximately 65% market share of non-integrated C4 processing
• Contractually aligned with cost-advantaged ethylene producers
• Profitability model: fixed margin and index-based contracts
• Best-in-class logistical system and operational reliability
• Bringing diverse C4 supplies together
• Integral to ethylene value chain

TPC Group

Margin Expansion

Growth

Heavy
Light
# of BD / 100# of Ethylene
17.9%
14.5%
5.6%
6.4%
2.9%
Gas Oil
Naptha
Butane
Propane
Ethane

Butadiene to Ethylene Ratio of Various Cracker Feeds

Source: CMAI

B/E Ratio
Effective Operating Rate (%)
8
7
6
5
4
90%
80%
70%
60%
50%
40%
05
06
07
08
09F

U.S. Butadiene/Ethylene Ratio and Operating Rate

(Calendar Year)

lb of BD per 100lb of Ethylene Production
CMAI Operating Rate
Company Estimate with Rationalization

Source: CMAI & TPC management

C4 Processing – Logistics, Credibility, Competency
BB&T Capital Markets Commercial & Industrial Conference – March 24, 2010 8
• C4 markets remain tight, allowing margin increase opportunities
• Raffinates margin is a percentage of gasoline price
• Service fees for use of our logistical network
• Any industry movement toward heavier feeds increases Mixed C4 volumes
• Light cracking may lead integrated producers to outsource C4 handling
• Butene-1 demand continues to increase faster than plastic demand

TPC Group

Heavy

B/E=15

B/E Ratio (# of BD / 100# of Ethylene)

B/E=3

Light

Mixed C4 Suppliers

Integrated C4 Producers

Supplier	Capacity (MM # Ethylene)
LBI	10,000
Exxon	9,000
Shell	6,500
Ineos	4,000
BASF	2,000

Non-Integrated C4 Producers

Supplier	Capacity
Dow	11,000
CP Chem	8,000
Nova	8,000
Formosa	3,000
PMI	3,000
Westlake	3,000
Flint Hills[1]	1,500
Other	9,000

[1] Owned by Koch Industries

25%

75%

Mixed C4 Processors

Supplier	Capacity (MM # BD)	Share
Shell	905	19%
LBI	855	18%
Sabina[2]	700	14%
Exxon	685	14%
Ineos	215	4%

[2] Joint venture of Shell & BASF

Supplier	Capacity	Share
Lanxess	265	5%
TPC	**1,290**	**26%**

Mixed C4 Customers

Market	% Volume
Gasoline	35%
Synthetic Rubber	28%
Nylon	10%
Plastics	8%
Latex	5%
Surfactants	4%
Other	10%

TPC Group

Independent aggregation gives diversified supply.

TPC has approximately 65% market share of non-integrated mixed C4 processing in North America

Attractive Market Position in Consolidated Industry BB&T Capital Markets Commercial & Industrial Conference – March 24, 2010 9

Description

Market Position

Margin Expansion

Growth

	FY 07	FY 08	FY 09	LTM 3/10E
Volume (MMlbs)	528	788	602	652
Gross Profit ($ MM)	$65	$80	$62	$58
Gross Profit (¢ lb)[1]	12.4	10.2	10.3	8.9

[1] Does not contain propane volume.

Demand (mm lbs/yr)
800
600
400
200
0
00
01
02
03
04
05
06
07
08
09
HR-PIB
CONVENTIONAL PIB
TPC HR-PIB Sales

North American PIB Demand
(Calendar Year)

Performance Products – Poised for Growth
BB&tal Markets Commercial & Industrial Conference – March 24, 2010
BB&T Capital Markets Commercial & Industrial Conference – March 24, 2010
10
• Products: PIB, HPIB, DIB, Nonene, Tetramer
• Suppliers: C4 Processing, LyondellBasell, BP, Others
• Customers: Afton, SI Group, Lanxess, Others
• Profitability model: index-based contracts
• Only merchant producer of HR-PIB in North America
• Patent protected technology (PIB)
• Second largest merchant HPIB producer,
90+% market share of DIB market
• Only dedicated Nonene & Tetramer production
plant in North America
• Merchant HPIB player exited market
• Strong alternative value for Isobutylenes
• Operating ramp-up & efficiency gains for
Nonene plant
• Second HR-PIB plant on-line in early 2009,
with market expanding
• Increasing HPIB & Nonene sales
• Additional product lines from upgrading
by-products

Avg. CFO – Maintenance Cap Ex = $54
$3.00
per share
4-year Average
$89
$79
$100(1)
$97
$52
$88(2)
$73
$83
$16
$96
$65
$10
$150
$84
$25
FY 2007
FY 2008
FY 2009
LTM Mar-10E
Target
Fiscal Year July – June
($ in millions)
Adj. Bank EBITDA(3)
Adj. Cash Flow from Operations (CFO)(3)
Discretionary Cap Ex
Maintenance Cap Ex

(1) 2007 CapEx for Propylene Derivatives facility

(2) 2008 CapEx for second HR-PIB plant

(3) See Appendix for reconciliation

Financials – Past Performance BB&T Capital Markets Commercial & Industrial Conference – March 24, 2010 11

Target
ROIC =
14%
Current
WACC =
9%
LTM 3/10
ROIC =
7%
$73
$29
$49
$150
FY 2009
Adj. Bank EBITDA
C4
Processing
Performance
Products
Target

FY 2009 Adjusted Bank EBITDA vs. Target EBITDA

(millions $)

$$\text{ROIC} = \frac{\text{EBIT (1-Marginal Tax Rate)}}{\text{Equity + Long-term Debt – Cash}}$$

Weighted Average Cost of Capital (WACC)
D/V = 60%, Cost of Equity = 13%, Cost of Debt after tax = 6%

Financials – Target
BB&T Capital Markets Commercial & Industrial Conference – March 24, 2010 12
• Target EBITDA levels allow the
company to earn in excess of WACC
• C4 processing driven by margin
expansion from favorable market
conditions and reliable supply
• Performance products driven by
volume and margin expansion
– Recent capital investments
in Polyisobutylene and
Propylene Derivatives

TPC Group

Suppliers

- Want to focus on their core competency – ethylene & propylene production
- Rely upon TPC for reliable by-product offtake
- Most have less than five days of mixed C4 storage
- Appreciate TPC's independent status

Customers

- Rely upon TPC for reliable supply of key raw materials
- Realize importance & value TPC brings as #1 or #2 supplier in our markets
- Appreciate TPC's C4 focus, technical knowledge & logistics capabilities

Mixed C4
TPC Group
Butadiene
Butene-1
Isobutylenes
Raffinates

Competitors

- C4 is not a priority or focus
- Do not possess same processing reliability or logistics capability
- Lack of commitment & customer service

New Entrants

- Very large capital investment required to enter
- Patents & technical know-how protect products & efficient production
- Term of product contracts not sufficient to provide return on high-cost grassroots capital

Significant & Stable Free Cash Flow A Valuable, Unique and Stable Bridge BB&T Capital Markets Commercial & Industrial Conference – March 24, 2010 13

Volume

Margins

Operating Expense

Capital Expenditures

Outlook – Positioned for Margin Expansion & Growth
BB&T Capital Markets Commercial & Industrial Conference – March 24, 2010 14
• C4 Processing – Expect long-term volumes to be stable, with opportunistic upside should heavier cracking return
• Performance Products – Steady volume growth, particularly with polyisobutylene as we fill out sales of our new plant capacity
• Differentiated business model allows for continued growth
• Light cracking has tightened Mixed C4 product markets
• Increased usage of highly reactive polyisobutylene allows for margin expansion
• Strong focus on operational excellence and cost management
• Wide production flexibility with minimal impact on operating expense
• Expect operating costs to be level, as cost reduction efforts offset inflation
• Maintenance CapEx predictable and within historical range of $20–25 MM/Yr
• No material impact expected from potential changes within the regulatory environment
• Many organic, low-risk discretionary projects that should provide high return on investment over next several years if we choose to execute

Why TPC Group? Why Now?
• Differentiated Business Model
– Service-based intermediary with strong infrastructure & logistics network
– Long-standing, service-based contracts limit exposure to commodity prices
• Substantial and Strategic Asset Value
– TPC asset-based services are a critical component of the ethylene supply chain
– High replacement value is strong barrier to entry
• Attractive Market Position in Consolidated Industry
– #1 position in BD, B-1, DIB and HR-PIB
– Contractually aligned with cost-advantaged “light” ethylene producers
• Positioned for Margin Expansion and Growth
– Market dynamics allow for increased margins
– Recent capital investment projects now complete
• Significant and Stable Free Cash Flow
– Minimal maintenance CapEx & cost-efficient capital structure
– Strong cash generation throughout cycle (average of $3.00/share over last four years)
• Large Valuation Gap
– Business model stabilizes unit margins
– TPC Group’s trading position at a low multiple of EBITDA
BB&T Capital Markets Commercial & Industrial Conference – March 24, 2010 15

Investor Presentation – March 2010 Appendix

TPC Group

($ in millions)	Fiscal year ended June 30, 2007	2008	2009	LTM ended March 31, 2010 E[1]
Adjusted Bank EBITDA[a]	**$ 88.8**	**$ 97.3**	**$ 72.6**	**$ 96.3**
Reconciliation to Adjusted EBITDA as reported				
Non-Core MTBE[2]	$ (2.7)	$ 6.2	–	–
BI Insurance / Hurricane, net[3]	–	–	(37.0)	26.1
Freight payment recovery[4]	–	–	4.7	–
Turnaround adjustments[5]	–	–	–	(4.5)
Hypothetical net service-based fees[6]	–	–	–	(18.4)
Adjusted EBITDA (as reported)	**$ 86.1**	**$ 103.5**	**$ 40.3**	**$ 99.5**
Reconciliation to Net Income (Loss)				
Income taxes	$ (13.7)	$ (14.6)	$ 11.7	$ (14.5)
Interest expense, net	(17.0)	(18.9)	(16.8)	(14.5)
Depreciation and amortization	(29.1)	(35.9)	(41.9)	(40.5)
Loss on sale of assets	–	(1.1)	–	–
Asset impairment	–	–	(6.0)	(6.0)
Non-cash stock-based compensation	(5.3)	(6.5)	(6.3)	(2.5)
Unrealized gain (loss) on derivatives	0.1	0.1	(3.7)	1.6
Net Income (Loss)	**$ 21.2**	**$ 26.6**	**$ (22.8)**	**$ 23.2**

Please refer to slides 19–20 contained in this Appendix for discussion of notes
Source: Company data

Reconciliation of Adjusted Bank EBITDA to Net Income BB&T Capital Markets Commercial & Industrial Conference – March 24, 2010 17

TPC Group

($ in millions)	Fiscal year ended June 30,			LTM ended
	2007	2008	2009	March 31, 2010 E[1]
Adjusted Cash Flow from Operations[a]	**$ 79.0**	**$ 51.6**	**$ 82.5**	**$ 64.5**
Reconciliation to Net Cash From Operating Activities as reported				
Non-Core MTBE[2]	$ 17.9	$ 6.2	–	–
Port Neches Acquisition	(3.3)			
BI Insurance / Hurricane, net[3]	–	–	(37.0)	26.1
Freight payment recovery[4]	–	–	4.7	–
Turnaround adjustments[5]	–	–	–	(4.5)
Hypothetical net service-based fees[6]	–	–	–	(18.4)
Net cash provided by operating activities	**$ 93.6**	**$ 57.8**	**$ 50.2**	**$ 67.7**

Please refer to slides 19–20 contained in this Appendix for discussion of notes
Source: Company data

Reconciliation of Cash Flows BB&T Capital Markets Commercial & Industrial Conference – March 24, 2010 18 Adjusted Cash Flow from Operations to Net Cash Provided by Operating Activities

Notes to EBITDA and Cash Flow Reconciliations
BB&T Capital Markets Commercial & Industrial Conference – March 24, 2010 19
Adjusted Bank EBITDA is included in this presentation to provide investors with a view of the TPC Group’s financial performance as adjusted to exclude certain items that might affect the comparability of results, and to hypothetically reflect recent financial improvements in results for prior periods. Adjusted Bank EBITDA is not reflective of actual results, and therefore should not be unduly relied upon. Adjusted Bank EBITDA is not a measure computed in accordance with GAAP. Accordingly it does not represent cash flow from operations, nor is it intended to be presented herein as a substitute to operating income or net income as indicators of our operating performance. The reconciliation provided above is to Adjusted EBITDA (as reported), another non-
GAAP measure. Adjusted EBITDA is reconciled to net income, the most directly comparable GAAP financial measure, on slide 17. Adjusted Bank EBITDA is not calculated in accordance with the definition of “Consolidated
EBITDA” in the credit facilities.
1.Estimated projected financial information for the twelve months ended March 31, 2010 is based on the current belief of TPC based on currently available information as to the outcome and timing of future events and assumptions that TPC believes are reasonable. The assumptions underlying the estimated projected financial information are inherently uncertain and are subject to significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those TPC anticipates. If the assumptions are not realized, the actual financial results could be substantially different than that currently expected. When reading this information, you should keep in mind the risk factors and other cautionary statements included in TPC’s filings with the SEC, including the Amendment No. 1 to its Registration Statement on
Form 10 filed on January 8, 2010. TPC does not undertake any obligation to release publicly the results of any future revisions TPC may make to the projections or to update the projections to reflect events or circumstances after the date of this presentation. Therefore, you are cautioned not to place undue reliance on this information.
2.Adjustment reflects that TPC has managed its MTBE business as a non-core business since fiscal 2005.
With the completion of the isobutylene processing unit in the first quarter of fiscal 2008, TPC idled its Houston dehydrogenation units and stopped production of MTBE from those units. Subsequent to the dehydrogenation units being idled, MTBE has been produced only from TPC’s C4 processing activities at significantly reduced volumes, and is used either as a feedstock to the Performance Products segment or sold opportunistically into overseas markets. From third quarter of fiscal 2008 forward, MTBE revenues and operating results are included in the C4 Processing segment category for reporting purposes.

Notes to EBITDA and Cash Flow Reconciliations (continued)
BB&T Capital Markets Commercial & Industrial Conference – March 24, 2010 20
3. Based on total net business insurance claim of $47.0 million, comprised of (a) $19.5 million deductible,
(b) $10.0 million cash recovery received in June 2009 and (c) $17.5 million cash recovery received in
December 2010. Adjustment of $37.0 million in FY2009 period reflects total net business insurance claim of $47.0 million less $10.0 million cash recovery received in June 2009. Negative adjustment of $26.1 million in
LTM period ending 3/31/10 reflects $10.0 million cash recovery received in June 2009 plus $17.1 cash recovery
(net of fees) received in December 2010 less $1.0 million of hurricane-related repairs completed during the period. This adjustment has been made to enhance the comparability of operating results by excluding items that are nonrecurring or for which the timing and/or amount cannot reasonably be estimated.
4. Adjustment reflects recovery of $4.7 million from restitution of freight payments. This adjustment has been made to enhance the comparability of operating results by excluding items that are nonrecurring or for which the timing and/or amount cannot reasonably be estimated.
5. Adjustment adds back $4.3 million of Adjusted EBITDA  (or Adjusted Cash Flow from Operations) estimated to have resulted from reduced contracted sales volumes due to a turnaround at our Houston facility in February
2010, plus additional estimated losses of $0.2 million as a result of tolling fees for processing of feedstock due to the turnaround. This adjustment has been made to illustrate what TPC’s operating performance might have been had the turnaround not been undertaken; note, however, that turnarounds typically occur every three to four years at TPC’s facilities, and their exclusion from this calculation is not intended to suggest that they will not occur again in future periods.
6. In January and February 2010, TPC’s average monthly net service-based fees increased relative to prior months. This adjustment applies the higher average fees from January and February 2010 to prior months in the LTM period, in order to hypothetically illustrate what TPC’s performance would have been had these higher average fees actually been achieved throughout the period. The adjustment is calculated as
(a) $31.1 million, reflecting the actual January and February average multiplied by nine (for the nine months from and including April 2009 to December 2009), less (b) $12.7 million, the actual amount of service-based fees for the April - December 2009 period (which was already included in estimated Adjusted EBITDA). This adjustment has been made to illustrate the effect of TPC’s recently improved service-based fees on Adjusted
EBITDA in prior periods, but it is not intended to suggest that these fees were achieved or could have been achieved in prior periods, or will continue to be achieved in future periods. The adjustment is for illustrative purposes only and is not reflective of actual results; accordingly, you are cautioned not to place undue reliance upon it.